This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2004-C

All Information is Preliminary and Subject to Change

Excess Spread

		Static	Forward	Forward	Forward			Static	Forward	Forward	Forward
Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR	Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR
1	7/25/2004	358	358	1.10	1.58	51	9/25/2008	479	463	5.13	5.28
2	8/25/2004	359	345	1.30	1.75	52	10/25/2008	482	472	5.17	5.31
3	9/25/2004	360	331	1.52	1.92	53	11/25/2008	478	471	5.20	5.35
4	10/25/2004	366	327	1.67	2.08	54	12/25/2008	480	480	5.24	5.38
5	11/25/2004	364	310	1.88	2.24	55	1/25/2009	476	466	5.27	5.41
6	12/25/2004	369	311	1.97	2.39	56	2/25/2009	476	463	5.31	5.48
7	1/25/2005	367	299	2.11	2.56	57	3/25/2009	485	496	5.34	5.55
8	2/25/2005	369	286	2.33	2.70	58	4/25/2009	474	459	5.37	5.61
9	3/25/2005	381	295	2.52	2.81	59	5/25/2009	477	488	5.40	5.67
10	4/25/2005	372	272	2.60	2.91	60	6/25/2009	473	474	5.43	5.74
11	5/25/2005	377	271	2.75	3.02	61	7/25/2009	475	473	5.65	5.80
12	6/25/2005	375	251	2.97	3.13	62	8/25/2009	471	458	5.69	5.84
13	7/25/2005	379	266	2.88	3.21	63	9/25/2009	470	455	5.72	5.88
14	8/25/2005	376	252	3.00	3.34	64	10/25/2009	473	465	5.75	5.90
15	9/25/2005	377	245	3.13	3.46	65	11/25/2009	469	466	5.79	5.94
16	10/25/2005	380	245	3.25	3.57	66	12/25/2009	472	476	5.82	5.97
17	11/25/2005	376	230	3.38	3.70	67	1/25/2010	467	461	5.85	6.00
18	12/25/2005	380	232	3.49	3.81	68	2/25/2010	467	459	5.88	6.00
19	1/25/2006	376	216	3.61	3.93	69	3/25/2010	476	494	5.91	5.99
20	2/25/2006	375	208	3.74	4.08	70	4/25/2010	465	454	5.94	5.99
21	3/25/2006	386	229	3.84	4.21	71	5/25/2010	468	467	5.97	5.98
22	4/25/2006	375	194	3.96	4.35	72	6/25/2010	463	453	5.99	5.97
23	5/25/2006	475	305	4.07	4.50	73	7/25/2010	466	473	5.83	5.97
24	6/25/2006	470	288	4.18	4.63	74	8/25/2010	462	459	5.86	5.99
25	7/25/2006	500	309	4.44	4.78	75	9/25/2010	461	457	5.88	6.01
26	8/25/2006	495	290	4.56	4.91	76	10/25/2010	463	467	5.90	6.03
27	9/25/2006	493	282	4.67	5.02	77	11/25/2010	459	457	5.93	6.06
28	10/25/2006	495	284	4.79	5.13	78	12/25/2010	462	468	5.95	6.08
29	11/25/2006	490	320	4.91	5.25	79	1/25/2011	457	453	5.97	6.10
30	12/25/2006	492	324	5.02	5.36	80	2/25/2011	456	451	5.99	6.10
31	1/25/2007	486	304	5.14	5.47	81	3/25/2011	466	487	6.01	6.10
32	2/25/2007	485	296	5.25	5.39	82	4/25/2011	455	448	6.03	6.09
33	3/25/2007	494	325	5.35	5.30	83	5/25/2011	458	461	6.05	6.09
34	4/25/2007	481	282	5.46	5.20	84	6/25/2011	454	447	6.07	6.09
35	5/25/2007	502	371	5.57	5.10	85	7/25/2011	457	465	5.96	6.08
36	6/25/2007	497	351	5.67	4.99	86	8/25/2011	453	451	5.98	6.10
37	7/25/2007	498	421	4.68	4.86	87	9/25/2011	452	450	5.98	6.10
38	8/25/2007	491	402	4.73	4.91	88	10/25/2011	455	462	5.98	6.10
39	9/25/2007	490	401	4.79	4.96	89	11/25/2011	450	450	5.98	6.10
40	10/25/2007	491	409	4.84	5.02	90	12/25/2011	453	461	5.98	6.10
41	11/25/2007	484	460	4.89	5.06	91	1/25/2012	449	448	5.98	6.10
42	12/25/2007	484	468	4.94	5.11
43	1/25/2008	477	455	4.99	5.16
44	2/25/2008	476	451	5.04	5.17
45	3/25/2008	483	467	5.08	5.18
46	4/25/2008	476	441	5.13	5.19
47	5/25/2008	480	475	5.17	5.20
48	6/25/2008	478	460	5.22	5.20
49	7/25/2008	483	480	5.06	5.20
50	8/25/2008	480	466	5.09	5.24

Run at the Pricing Speed